UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-9637
                                   811-9739

Name of Fund: Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap
              Series Funds, Inc.
              Master Large Cap Core Portfolio of Master Large Cap Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                Merrill Lynch
                                Large Cap Core Fund
                                Of Merrill Lynch Large Cap Series Funds, Inc.

Semi-Annual Report
April 30, 2004

[LOGO] Merrill Lynch Investment Managers

A Letter From the President

Dear Shareholder

Equity markets produced positive results for the most recent six-month and 12-month reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +6.27% for the six-month period and +22.88% for the 12-month period ended April 30, 2004.

Though equity markets enjoyed favorable returns overall, we did experience an overdue market correction late in the period. This was largely in response to disappointing employment news (which has improved markedly since then), terrorist attacks in Madrid and instability in Iraq -- all of which weighed heavily on the markets. However, despite the more recent skittishness, we still observe substantial economic strength in the United States.

In fact, the U.S. economy has continued to benefit from 2003's significant fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. A major shift on the employment front came on April 2 when the Department of Labor reported the biggest monthly jobs increase in four years. These developments have supported continued improvements in corporate earnings -- a positive for stock markets. For its part, the Federal Reserve Board maintained its accommodative policy stance, and is expected to raise interest rates at a gradual pace in order to ensure the sustainability of the current economic recovery.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- not the least of which are geopolitical in nature -- which can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director/Trustee


2          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

We are pleased to present to you the management team of

Merrill Lynch Large Cap Core Fund

[PHOTO]
Robert C. Doll, Jr.
Senior Portfolio Manager

                                    [PHOTO]

Senior Portfolio Manager Bob Doll, President and Chief Investment Officer of Merrill Lynch Investment Managers, joined Merrill Lynch Investment Managers in 1999 and heads the Merrill Lynch Large Cap Core Fund team. Mr. Doll received bachelor's degrees in accounting and economics from Lehigh University and an MBA from The Wharton School of the University of Pennsylvania. He is a CFA(R) charterholder and a Certified Public Accountant. In addition to Mr. Doll, the investment team includes Senior Quantitative Analyst Tasos Bouloutas, Director of Equity Operations Brenda Sklar, Equity Portfolio Strategist Gregory Brunk and Fundamental Analyst Dan Hanson. Mr. Bouloutas earned a master's degree and a Ph.D. from Columbia University, New York. Ms. Sklar earned a bachelor's degree from the University of Delaware. She is a Certified Public Accountant. Mr. Brunk received a bachelor's degree from the University of Iowa. Mr. Hanson received a bachelor's degree from Middlebury College and an MBA from the University of Chicago. He is a CFA charterholder and member of the Association for Investment Management and Research. The team has a collective 60 years of industry experience.

================================================================================
Table of Contents
--------------------------------------------------------------------------------
A Letter From the President .............................................      2
A Discussion With Your Fund's Portfolio Manager .........................      4
Performance Data ........................................................      6
Fund Financial Information ..............................................      8
Fund Financial Highlights ...............................................     11
Fund Notes to Financial Statements ......................................     16
Master Schedule of Investments ..........................................     19
Master Financial Information ............................................     22
Master Financial Highlights .............................................     25
Master Notes to Financial Statements ....................................     26
Portfolio Information ...................................................     29
Officers and Directors/Trustees .........................................     30


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004              3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Despite a favorable backdrop of improving corporate earnings and economic revitalization, an equity market correction late in the period produced a drag on Fund performance.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, Merrill Lynch Large Cap Core Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +4.01%, +3.63%, +3.63%, +4.16% and +3.89%, respectively. While these returns reflect positive absolute results, the Fund's relative performance trailed the +6.11% return of the unmanaged benchmark, the Russell 1000 Index, for the same period. In addition, the Fund underperformed its comparable Lipper category of Large-Cap Core Funds, which posted a return of +4.50% for the same six-month period. (Funds in this Lipper category invest primarily in stocks of companies with market capitalizations, on a three-year weighted basis, of greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's MidCap 400 Index.)

Importantly, over the long-term, the Fund has outperformed its benchmark, the Russell 1000 Index. Since inception on December 22, 1999 through April 30, 2004, the Fund's Class A, Class B, Class C and Class I Shares had respective total returns of +6.43%, +2.91%, +2.91% and +7.65%, far exceeding the -15.97% return of the Russell 1000 Index. The Fund's Class R Shares, since inception (January 3, 2003) to April 30, 2004, returned +28.20% compared to the Index return of +25.91%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The last quarter of 2003 and the first quarter of 2004 were marked by dramatic rises and falls in world markets, with the equity markets undergoing a correction in the spring of 2004, despite strong economic growth and robust corporate earnings.

What factors influenced Fund performance during the period?

The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. During the six-month period, the Portfolio was positioned in economically sensitive cyclical stocks. Despite improving corporate earnings and economic revitalization, a combination of interest rate fears, rising energy prices, risks to growth in China and a destabilized U.S. dollar pushed equity prices lower late in the period. Given the Portfolio's heightened exposure to stocks leveraged to economic recovery and a market upturn, the correction had a greater impact on the Portfolio and ultimately resulted in the underperformance of the Fund relative to both its benchmark and its Lipper peers.

Stock selection in the health care and telecommunication services sectors benefited performance during the period. The Portfolio's overweight position in consumer discretionary and industrials also contributed to performance. On the negative side, stock selection in information technology hindered results.

At the individual stock level, the largest positive contributors to performance were Sprint Corp. (PCS), Genentech, Inc., DaVita, Inc., Motorola, Inc. and Intel Corporation. The largest detractors from performance included Amkor Technology, Inc., SanDisk Corporation, Foundry Networks, Inc. and ITT Educational Services, Inc. Underweights in Exxon Mobil Corporation and Pfizer, Inc. also negatively affected performance.

What changes were made to the Portfolio during the period?

We increased our positions relative to the benchmark in materials, utilities, consumer staples and energy based on our belief that stocks in these sectors would benefit as we transition from an economic recovery to an environment of rising interest rates. We reduced our position relative to the benchmark in information technology and telecommunication services in light of improved valuations and decelerating growth in these sectors.


4          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

The largest purchases during the period included Lehman Brothers Holdings Inc., Bank of America Corporation, University of Phoenix Online and Lucent Technologies Inc. The largest sales included Sprint Corp. (PCS), J.B. Hunt Transport Services, Inc., National Semiconductor Corporation and Beckman Coulter Inc.

How would you characterize the Portfolio's position at the close of the period?

The Portfolio's largest overweights as of April 30, 2004 were in the consumer discretionary and information technology sectors, which we believe should benefit from strong earnings growth. The largest underweights were in financials, which tend to underperform in periods of rising interest rates, and consumer staples.

Companies exhibiting good earnings momentum, earnings surprise and valuation characteristics saw strong performance through the end of 2003. However, relative performance for these companies deteriorated as the broad markets turned downward in spring 2004. We remain committed to these disciplines for stock selection, and the Portfolio ended the period positioned in cyclical stocks that we believe should benefit as investor focus returns to the robust corporate earnings environment. Nonetheless, given the recent equity market correction and interest rate pressures, we are moderating our exposure to economic sensitivity as well as reducing our exposure to lower-capitalization securities. Our intention is to continue to reduce the interest rate sensitivity of the Portfolio as rates continue to increase.

The Federal Funds futures market currently projects a near certain hike in the Federal Funds target rate in June with another potential increase in August. We believe the economy is stronger than many expected at this point. Strong payroll reports for March and April, as well as recent data from the Institute for Supply Management survey, indicate that a sustainable economic recovery is underway, which should continue to support consumption and other business activity. We believe a modest increase in inflation also is underway, and our projection at the beginning of the year that the Federal Reserve Board would double its rate from 1% to 2% by year-end now seems more realistic.

The equity market correction, while not a surprise, has been more significant than expected, particularly given the boom in corporate earnings. Our view is that there is at least one more up-leg in the equity market before the cyclical backdrop becomes a problem. The timing of this rally will hinge on when the Treasury market calms, the dollar stabilizes or resumes its slow decline, and oil prices ease. Some combination of these factors should set the stage for more focus on earnings and a better equity market. In the meantime, sluggishness in stock prices is likely to persist. We will continue to monitor economic and market developments in order to make the most informed decisions regarding the Portfolio's investments.

Robert C. Doll, Jr.
Senior Vice President and Senior Portfolio Manager

May 24, 2004


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004              5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                               6-Month         12-Month     Since Inception
As of April 30, 2004                         Total Return    Total Return    Total Return
===========================================================================================
ML Large Cap Core Fund Class A Shares*          +4.01%          +28.04%         + 6.43%
-------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class B Shares*          +3.63           +27.19          + 2.91
-------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class C Shares*          +3.63           +27.19          + 2.91
-------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class I Shares*          +4.16           +28.55          + 7.65
-------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class R Shares*          +3.89           +28.04          +28.20
-------------------------------------------------------------------------------------------
Russell 1000 Index**                            +6.11           +23.90       -15.97/+25.91
-------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Performance results are for a limited asset pool. The Fund's since inception periods are from 12/22/99 for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.
** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Since inception total returns are from 12/22/99 and 1/03/03.


6          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Performance Data (concluded)

Average Annual Total Return

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 4/30/04                                +28.04%        +21.32%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/04                                       + 1.44         + 0.19
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                      Return           Return
                                                   Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 4/30/04                                +27.19%        +23.19%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/04                                       + 0.66         + 0.21
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                      Return           Return
                                                   Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 4/30/04                                +27.19%        +26.19%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/04                                       + 0.66         + 0.66
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 4/30/04                                +28.55%        +21.81%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/04                                       + 1.71         + 0.45
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                                  Return Without
                                                                   Sales Charge
================================================================================
Class R Shares
================================================================================
One Year Ended 4/30/04                                               +28.04%
--------------------------------------------------------------------------------
Inception (1/03/03) through 4/30/04                                  +20.70
--------------------------------------------------------------------------------


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004              7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities            Merrill Lynch Large Cap Core Fund

As of April 30, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investment in Master Large Cap Core Portfolio, at value
                        (identified cost--$1,225,789,414) ...........................                        $ 1,412,129,437
                       Prepaid expenses and other assets ............................                                148,634
                                                                                                             ---------------
                       Total assets .................................................                          1,412,278,071
                                                                                                             ---------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor ...............................................    $       675,102
                          Other affiliates ..........................................            483,246
                          Administrator .............................................            354,548
                                                                                         ---------------
                       Total liabilities ............................................                              1,512,896
                                                                                                             ---------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets ...................................................                        $ 1,410,765,175
                                                                                                             ===============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ...........................................                        $     3,160,821
                       Class B Shares of Common Stock, $.10 par value, 200,000,000
                        shares authorized ...........................................                              3,857,768
                       Class C Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ...........................................                              2,905,413
                       Class I Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ...........................................                              3,437,440
                       Class R Shares of Common Stock, $.10 par value, 200,000,000
                        shares authorized ...........................................                                 84,811
                       Paid-in capital in excess of par .............................                          1,378,744,191
                       Accumulated investment loss--net .............................    $    (3,070,774)
                       Accumulated realized capital losses on investments allocated
                        from the Portfolio--net .....................................       (164,694,518)
                       Unrealized appreciation on investments allocated from the
                        Portfolio--net ..............................................        186,340,023
                                                                                         ---------------
                       Total accumulated earnings--net ..............................                             18,574,731
                                                                                                             ---------------
                       Net Assets ...................................................                        $ 1,410,765,175
                                                                                                             ===============
============================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $336,380,738 and 31,608,205
                        shares outstanding ..........................................                        $         10.64
                                                                                                             ===============
                       Class B--Based on net assets of $396,931,657 and 38,577,678
                        shares outstanding ..........................................                        $         10.29
                                                                                                             ===============
                       Class C--Based on net assets of $298,901,481 and 29,054,134
                        shares outstanding ..........................................                        $         10.29
                                                                                                             ===============
                       Class I--Based on net assets of $369,717,421 and 34,374,403
                        shares outstanding ..........................................                        $         10.76
                                                                                                             ===============
                       Class R--Based on net assets of $8,833,878 and 848,205
                        shares outstanding ..........................................                        $         10.41
                                                                                                             ===============

      See Notes to Financial Statements.


8          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Statement of Operations                        Merrill Lynch Large Cap Core Fund

For the Six Months Ended April 30, 2004
============================================================================================================================
Investment Income Allocated from the Portfolio--Net
----------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Dividends .................................................                        $     7,136,959
                          Securities lending--net ...................................                                118,550
                          Interest from affiliates ..................................                                 24,895
                          Expenses ..................................................                             (3,605,412)
                                                                                                             ---------------
                       Net investment income allocated from the Portfolio ...........                              3,674,992
                                                                                                             ---------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B ...........    $     2,034,551
                       Administration fees ..........................................          1,713,216
                       Account maintenance and distribution fees--Class C ...........          1,410,353
                       Account maintenance fees--Class A ............................            410,626
                       Transfer agent fees--Class B .................................            296,278
                       Transfer agent fees--Class I .................................            213,056
                       Transfer agent fees--Class C .................................            211,324
                       Transfer agent fees--Class A .................................            201,427
                       Registration fees ............................................            115,101
                       Printing and shareholder reports .............................             95,033
                       Professional fees ............................................             18,562
                       Account maintenance and distribution fees--Class R ...........             14,662
                       Transfer agent fees--Class R .................................              3,596
                       Other ........................................................              7,981
                                                                                         ---------------
                       Total expenses ...............................................                              6,745,766
                                                                                                             ---------------
                       Investment loss--net .........................................                             (3,070,774)
                                                                                                             ---------------
============================================================================================================================
Realized & Unrealized Gain (Loss) on Investments Allocated from the Portfolio--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments allocated from the Portfolio--net                             99,662,391
                       Change in unrealized appreciation on investments allocated
                        from the Portfolio--net .....................................                            (52,250,436)
                                                                                                             ---------------
                       Total realized and unrealized gain on investments allocated
                        from the Portfolio--net .....................................                             47,411,955
                                                                                                             ---------------
                       Net Increase in Net Assets Resulting from Operations .........                        $    44,341,181
                                                                                                             ===============

      See Notes to Financial Statements.


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004              9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets            Merrill Lynch Large Cap Core Fund

                                                                                            For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                             April 30,         October 31,
Increase (Decrease) in Net Assets:                                                              2004               2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment loss--net .........................................    $    (3,070,774)    $    (5,478,004)
                       Realized gain on investments allocated from the Portfolio--net         99,662,391             703,560
                       Change in unrealized appreciation on investments allocated
                        from the Portfolio--net .....................................        (52,250,436)        238,685,680
                                                                                         -----------------------------------
                       Net increase in net assets resulting from operations .........         44,341,181         233,911,236
                                                                                         -----------------------------------
============================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share
                        transactions ................................................        125,795,288         147,632,037
                                                                                         -----------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .................................        170,136,469         381,543,273
                       Beginning of period ..........................................      1,240,628,706         859,085,433
                                                                                         -----------------------------------
                       End of period* ...............................................    $ 1,410,765,175     $ 1,240,628,706
                                                                                         ===================================
                          * Accumulated investment loss .............................    $    (3,070,774)                 --
                                                                                         ===================================

      See Notes to Financial Statements.


10         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Financial Highlights                           Merrill Lynch Large Cap Core Fund

                                                                                           Class A
                                                             -----------------------------------------------------------------------
The following per share data and ratios have been derived     For the Six                                           For the Period
from information provided in the financial statements.       Months Ended      For the Year Ended October 31,@@@  December 22, 1999+
                                                               April 30,    --------------------------------------  to October 31,
Increase (Decrease) in Net Asset Value:                          2004          2003          2002           2001         2000@@@
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period  $  10.23       $   8.25       $   9.06       $  11.74       $  10.00
                                                             --------------------------------------------------------------------
                       Investment income (loss)--net ......      (.01)++        (.02)++         .01++           --++@@         --@@
                       Realized and unrealized gain (loss)
                        on investments allocated from the
                        Portfolio--net ....................       .42           2.00           (.82)         (2.68)          1.74
                                                             --------------------------------------------------------------------
                       Total from investment operations ...       .41           1.98           (.81)         (2.68)          1.74
                                                             --------------------------------------------------------------------
                       Less distributions in excess of
                        realized gain on investments
                        allocated from the Portfolio--net .        --             --             --             --@@           --
                                                             --------------------------------------------------------------------
                       Net asset value, end of period .....  $  10.64       $  10.23       $   8.25       $   9.06       $  11.74
                                                             ====================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .      4.01%@        24.00%         (8.94%)       (22.80%)        17.40%@
                                                             ====================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement*** ..      1.18%*         1.23%          1.28%          1.32%          1.59%*
                                                             ====================================================================
                       Expenses*** ........................      1.18%*         1.23%          1.28%          1.32%          2.10%*
                                                             ====================================================================
                       Investment income (loss)--net ......      (.12%)*        (.21%)          .10%          (.05%)         (.59%)*
                                                             ====================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ....................  $336,381       $293,144       $136,552       $ 84,891       $ 25,627
                                                             ====================================================================
                       Portfolio turnover of Master
                        Large Cap Core Portfolio ..........     57.27%        138.73%        150.18%        162.28%         79.18%
                                                             ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Commencement of operations.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                           Class B
                                                             -----------------------------------------------------------------------
The following per share data and ratios have been derived     For the Six                                           For the Period
from information provided in the financial statements.       Months Ended       For the Year Ended October 31,    December 22, 1999+
                                                               April 30,    --------------------------------------  to October 31,
Increase (Decrease) in Net Asset Value:                          2004         2003           2002          2001          2000
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period  $   9.93       $   8.07       $   8.93       $  11.67       $  10.00
                                                             --------------------------------------------------------------------
                       Investment loss--net ...............      (.05)++        (.08)++        (.06)++        (.08)++        (.01)
                       Realized and unrealized gain (loss)
                        on investments allocated from the
                        Portfolio--net ....................       .41           1.94           (.80)         (2.66)          1.68
                                                             --------------------------------------------------------------------
                       Total from investment operations ...       .36           1.86           (.86)         (2.74)          1.67
                                                             --------------------------------------------------------------------
                       Less distributions in excess of
                        realized gain on investments
                        allocated from the Portfolio--net .        --             --             --             --@@           --
                                                             --------------------------------------------------------------------
                       Net asset value, end of period .....  $  10.29       $   9.93       $   8.07       $   8.93       $  11.67
                                                             ====================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .      3.63%@        23.05%         (9.63%)       (23.47%)        16.70%@
                                                             ====================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement*** ..      1.95%*         2.00%          2.07%          2.06%          2.37%*
                                                             ====================================================================
                       Expenses*** ........................      1.95%*         2.00%          2.07%          2.06%          2.70%*
                                                             ====================================================================
                       Investment loss--net ...............      (.90%)*        (.96%)         (.64%)         (.80%)        (1.33%)*
                                                             ====================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ....................  $396,931       $389,598       $329,121       $159,287       $ 85,036
                                                             ====================================================================
                       Portfolio turnover of Master
                        Large Cap Core Portfolio ..........     57.27%        138.73%        150.18%        162.28%         79.18%
                                                             ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Commencement of operations.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


12         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                            Class C
                                                             -----------------------------------------------------------------------
The following per share data and ratios have been derived     For the Six                                           For the Period
from information provided in the financial statements.       Months Ended       For the Year Ended October 31,    December 22, 1999+
                                                               April 30,    --------------------------------------  to October 31,
Increase (Decrease) in Net Asset Value:                          2004         2003           2002          2001          2000
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period  $   9.93       $   8.07       $   8.93       $  11.67       $  10.00
                                                             --------------------------------------------------------------------
                       Investment loss--net ...............      (.05)++        (.08)++        (.06)++        (.08)++        (.01)
                       Realized and unrealized gain (loss)
                        on investments allocated from the
                        Portfolio--net ....................       .41           1.94           (.80)         (2.66)          1.68
                                                             --------------------------------------------------------------------
                       Total from investment operations ...       .36           1.86           (.86)         (2.74)          1.67
                                                             --------------------------------------------------------------------
                       Less distributions in excess of
                        realized gain on investments
                        allocated from the Portfolio--net .        --             --             --             --@@           --
                                                             --------------------------------------------------------------------
                       Net asset value, end of period .....  $  10.29       $   9.93       $   8.07       $   8.93       $  11.67
                                                             ====================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .      3.63%@        23.05%         (9.63%)       (23.47%)        16.70%@
                                                             ====================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement*** ..      1.95%*         2.01%          2.07%          2.07%          2.35%*
                                                             ====================================================================
                       Expenses*** ........................      1.95%*         2.01%          2.07%          2.07%          2.80%*
                                                             ====================================================================
                       Investment loss--net ...............      (.89%)*        (.97%)         (.66%)         (.81%)        (1.34%)*
                                                             ====================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ....................  $298,901       $250,491       $178,459       $ 86,694       $ 41,028
                                                             ====================================================================
                       Portfolio turnover of Master
                        Large Cap Core Portfolio ..........     57.27%        138.73%        150.18%        162.28%         79.18%
                                                             ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Commencement of operations.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                            Class I
                                                             -----------------------------------------------------------------------
The following per share data and ratios have been derived     For the Six                                           For the Period
from information provided in the financial statements.       Months Ended      For the Year Ended October 31,@@@  December 22, 1999+
                                                               April 30,   ---------------------------------------  to October 31,
Increase (Decrease) in Net Asset Value:                          2004         2003           2002           2001        2000@@@
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period  $  10.33      $    8.31       $   9.10       $  11.77      $   10.00
                                                             --------------------------------------------------------------------
                       Investment income (loss)--net ......       .01++          .01++          .03++          .02++         (.01)
                       Realized and unrealized gain (loss)
                        on investments allocated from the
                        Portfolio--net ....................       .42           2.01           (.82)         (2.69)          1.78
                                                             --------------------------------------------------------------------
                       Total from investment operations ...       .43           2.02           (.79)         (2.67)          1.77
                                                             --------------------------------------------------------------------
                       Less distributions in excess of
                        realized gain on investments
                        allocated from the Portfolio--net .        --             --             --             --@@           --
                                                             --------------------------------------------------------------------
                       Net asset value, end of period .....  $  10.76      $   10.33       $   8.31       $   9.10      $   11.77
                                                             ====================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .      4.16%@        24.31%         (8.68%)       (22.65%)        17.70%@
                                                             ====================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement*** ..       .93%*          .98%          1.04%          1.05%          1.21%*
                                                             ====================================================================
                       Expenses*** ........................       .93%*          .98%          1.04%          1.05%          3.11%*
                                                             ====================================================================
                       Investment income (loss)--net ......       .13%*          .06%           .33%           .21%          (.52%)*
                                                             ====================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ....................  $369,717      $ 307,277       $214,953       $ 76,674      $  33,886
                                                             ====================================================================
                       Portfolio turnover of Master
                        Large Cap Core Portfolio ..........     57.27%        138.73%        150.18%        162.28%         79.18%
                                                             ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Commencement of operations.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


14         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Financial Highlights (concluded)               Merrill Lynch Large Cap Core Fund


                                                                                         Class R
                                                                                -------------------------
                                                                                                For the
                                                                                                 Period
The following per share data and ratios have been derived                        For the Six   January 3,
from information provided in the financial statements.                          Months Ended    2003+ to
                                                                                  April 30,    October 31,
Increase (Decrease) in Net Asset Value:                                             2004          2003
=========================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ................    $   10.02       $    8.12
                                                                                -------------------------
                       Investment loss--net*** .............................         (.02)           (.05)
                       Realized and unrealized gain on investments allocated
                        from the Portfolio--net ............................          .41            1.95
                                                                                -------------------------
                       Total from investment operations ....................          .39            1.90
                                                                                -------------------------
                       Net asset value, end of period ......................    $   10.41       $   10.02
                                                                                =========================
=========================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..................         3.89%@         23.40%@
                                                                                =========================
=========================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement** ....................         1.39%*          1.48%*
                                                                                =========================
                       Expenses** ..........................................         1.39%*          1.48%*
                                                                                =========================
                       Investment loss--net ................................         (.30%)*         (.44%)*
                                                                                =========================
=========================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ............    $   8,834       $     119
                                                                                =========================
                       Portfolio turnover of Master Large Cap Core Portfolio        57.27%         138.73%
                                                                                =========================

*     Annualized.
**    Includes the Fund's share of the Portfolio's allocated expenses.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                  Merrill Lynch Large Cap Core Fund

1. Significant Accounting Policies:

Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Core Portfolio (the "Portfolio"), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at April 30, 2004 was 88.5%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ..............................              .25%                 --
Class B ..............................              .25%                .75%
Class C ..............................              .25%                .75%
Class R ..............................              .25%                .25%
--------------------------------------------------------------------------------


16         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Notes to Financial Statements (continued)      Merrill Lynch Large Cap Core Fund

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended April 30, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 13,435              $164,480
Class I ............................              $     55              $  1,029
--------------------------------------------------------------------------------

For the six months ended April 30, 2004, MLPF&S received contingent deferred sales charges of $438,090 and $21,587 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $686 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, PSI, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions were $125,795,288 and $147,632,037 for the six months ended April 30, 2004 and the year ended October 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended April 30, 2004                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          5,041,121       $  54,708,519
Automatic conversion of shares .........            336,620           3,715,810
                                              ---------------------------------
Total issued ...........................          5,377,741          58,424,329
Shares redeemed ........................         (2,425,458)        (26,529,779)
                                              ---------------------------------
Net increase ...........................          2,952,283       $  31,894,550
                                              =================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         15,168,440       $ 129,706,074
Shares issued resulting from
  reorganization .......................              4,522              36,634
Automatic conversion of shares .........          1,067,805           9,023,558
                                              ---------------------------------
Total issued ...........................         16,240,767         138,766,266
Shares redeemed ........................         (4,139,881)        (36,119,036)
                                              ---------------------------------
Net increase ...........................         12,100,886       $ 102,647,230
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended April 30, 2004                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,435,595       $  36,314,341
Automatic conversion of shares .........           (347,626)         (3,715,810)
Shares redeemed ........................         (3,750,936)        (39,532,664)
                                              ---------------------------------
Net decrease ...........................           (662,967)      $  (6,934,133)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,678,274       $  63,980,913
Shares issued resulting from
  reorganization .......................            282,624           2,231,082
                                              ---------------------------------
Total issued ...........................          7,960,898          66,211,995
Automatic conversion of shares .........         (1,093,937)         (9,023,558)
Shares redeemed ........................         (8,422,726)        (70,204,964)
                                              ---------------------------------
Net decrease ...........................         (1,555,765)      $ (13,016,527)
                                              =================================


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)      Merrill Lynch Large Cap Core Fund

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended April 30, 2004                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,034,849       $  63,996,424
Shares redeemed ........................         (2,213,316)        (23,246,117)
                                              ---------------------------------
Net increase ...........................          3,821,533       $  40,750,307
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,616,420       $  63,792,038
Shares issued resulting from
  reorganization .......................             62,855             496,146
                                              ---------------------------------
Total issued ...........................          7,679,275          64,288,184
Shares redeemed ........................         (4,568,412)        (38,047,851)
                                              ---------------------------------
Net increase ...........................          3,110,863       $  26,240,333
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended April 30, 2004                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,676,935       $  84,714,800
Shares redeemed ........................         (3,060,086)        (33,445,651)
                                              ---------------------------------
Net increase ...........................          4,616,849       $  51,269,149
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended October 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         11,400,663       $  98,081,723
Shares redeemed ........................         (7,524,454)        (66,425,859)
                                              ---------------------------------
Net increase ...........................          3,876,209       $  31,655,864
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Six Months                                     Dollar
Ended April 30, 2004                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,070,934       $  11,379,031
Shares redeemed ........................           (234,561)         (2,563,616)
                                              ---------------------------------
Net increase ...........................            836,373       $   8,815,415
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Period                                         Dollar
Jan. 1, 2003+ to Oct. 31, 2003                     Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             12,151       $     108,116
Shares redeemed ........................               (319)             (2,979)
                                              ---------------------------------
Net increase ...........................             11,832       $     105,137
                                              =================================

+     Commencement of operations.

4. Capital Loss Carryforward:

On October 31, 2003, the Fund had a net capital loss carryforward of $245,596,476, of which $17,112,478 expires in 2007, $67,717,535 expires in 2008,
$79,878,915 expires in 2009 and $80,887,548 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


18         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Schedule of Investments                          Master Large Cap Core Portfolio

                                                                                                          Value       Percent of
Sector                  Industry++                 Shares Held   Common Stocks                     (in U.S. dollars)  Net Assets
================================================================================================================================
Consumer                Auto Components                710,000   Dana Corporation                   $   14,313,600       0.9%
Discretionary                                          220,000   Lear Corporation                       13,336,400       0.8
                        --------------------------------------------------------------------------------------------------------
                        Hotels, Restaurants            380,000   Applebee's International, Inc.         14,736,400       0.9
                        & Leisure                      400,000   International Game Technology          15,096,000       1.0
                                                       280,000   Mandalay Resort Group                  16,086,000       1.0
                        --------------------------------------------------------------------------------------------------------
                        Household Durables             280,000   Centex Corporation                     13,426,000       0.8
                                                       590,000   D.R. Horton, Inc.                      16,992,000       1.1
                                                       191,000   Fortune Brands, Inc.                   14,563,750       0.9
                                                       340,000  +Hovnanian Enterprises, Inc.
                                                                 (Class A)                              12,229,800       0.8
                                                       240,000   KB HOME                                16,543,200       1.0
                                                       300,000   Lennar Corporation (Class A)           14,055,000       0.9
                                                       231,000   MDC Holdings, Inc.                     14,273,490       0.9
                                                       300,000   Pulte Corporation                      14,751,000       0.9
                                                       180,000   The Ryland Group, Inc.                 14,211,000       0.9
                                                       230,000   The Stanley Works                       9,777,300       0.6
                        --------------------------------------------------------------------------------------------------------
                        Leisure Equipment              380,000   Hasbro, Inc.                            7,178,200       0.5
                        & Products
                        --------------------------------------------------------------------------------------------------------
                        Multiline Retail                60,000   Federated Department Stores, Inc.       2,940,000       0.2
                                                       530,000   J.C. Penney Company, Inc.              17,945,800       1.1
                                                       580,000   The May Department Stores Company      17,864,000       1.1
                                                        50,000   The Neiman Marcus Group, Inc.
                                                                 (Class A)                               2,432,000       0.2
                                                       460,000   Nordstrom, Inc.                        16,389,800       1.0
                                                       600,000   Saks Incorporated                       8,640,000       0.5
                        --------------------------------------------------------------------------------------------------------
                        Specialty Retail               260,000  +Barnes & Noble, Inc.                    7,766,200       0.5
                                                       440,000   Claire's Stores, Inc.                   8,967,200       0.6
                                                       690,000   Foot Locker, Inc.                      16,560,000       1.0
                                                       860,000   The Gap, Inc.                          18,928,600       1.2
                        --------------------------------------------------------------------------------------------------------
                        Textiles, Apparel              400,000  +Coach, Inc.                            17,040,000       1.1
                        & Luxury Goods
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Consumer Discretionary          357,042,740      22.4
================================================================================================================================
Consumer Staples        Food Products                1,070,000   Archer-Daniels-Midland Company         18,789,200       1.2
                                                       990,000   Tyson Foods, Inc. (Class A)            18,552,600       1.2
                        --------------------------------------------------------------------------------------------------------
                        Food & Staples Retailing     1,740,000  +Rite Aid Corporation                    8,526,000       0.5
                                                       120,000   Wal-Mart Stores, Inc.                   6,840,000       0.4
                        --------------------------------------------------------------------------------------------------------
                        Household Products              40,000   The Procter & Gamble Company            4,230,000       0.3
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Consumer Staples                 56,937,800       3.6
================================================================================================================================
Energy                  Oil & Gas                      290,000   Ashland Inc.                           13,891,000       0.9
                                                       630,000   Exxon Mobil Corporation                26,806,500       1.7
                                                        30,000   Valero Energy Corporation               1,912,800       0.1
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Energy                           42,610,300       2.7
================================================================================================================================
Financials              Capital Markets                 90,000   The Bear Stearns Companies Inc.         7,212,600       0.5
                                                     1,250,000  +E* TRADE Group, Inc.                   14,200,000       0.9
                                                       680,000   J.P. Morgan Chase & Co.                25,568,000       1.6
                                                        40,000   Legg Mason, Inc.                        3,682,400       0.2
                                                       230,000   Lehman Brothers Holdings, Inc.         16,882,000       1.1
                        --------------------------------------------------------------------------------------------------------
                        Commercial Banks               110,000   Bank of America Corporation             8,853,900       0.6
                                                       150,000   Commerce Bancorp, Inc.                  8,551,500       0.5
                        --------------------------------------------------------------------------------------------------------
                        Consumer Finance               740,000   MBNA Corporation                       18,041,200       1.1
                        --------------------------------------------------------------------------------------------------------
                        Diversified Financial          770,000   Citigroup Inc.                         37,029,300       2.3
                        Services
                        --------------------------------------------------------------------------------------------------------
                        Insurance                      220,000   The Allstate Corporation               10,098,000       0.6
                                                       130,000   American International Group,
                                                                 Inc.                                    9,314,500       0.6
                                                       370,000   Lincoln National Corporation           16,605,600       1.0
                                                       270,000   MBIA, Inc.                             15,900,300       1.0
                        --------------------------------------------------------------------------------------------------------
                        Thrifts & Mortgage             100,000   Independence Community Bank Corp.       3,643,000       0.2
                        Finance                        620,000   New York Community Bancorp, Inc.       15,543,400       1.0
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Financials                      211,125,700      13.2
                        ========================================================================================================


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             19

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)              Master Large Cap Core Portfolio

                                                                                                          Value       Percent of
Sector                  Industry++                 Shares Held   Common Stocks                     (in U.S. dollars)  Net Assets
================================================================================================================================
Health Care             Biotechnology                  160,000  +Genentech, Inc.                    $   19,648,000       1.2%
                                                       170,000  +IDEXX Laboratories, Inc.               10,414,200       0.7
                                                       240,000  +Invitrogen Corporation                 17,335,200       1.1
                        --------------------------------------------------------------------------------------------------------
                        Health Care Equipment          250,000   Bausch & Lomb Incorporated             15,707,500       1.0
                        & Supplies                      40,000   Beckman Coulter Inc.                    2,233,600       0.1
                                                       370,000   Becton, Dickinson and Company          18,703,500       1.2
                                                       180,000  +Respironics, Inc.                       9,433,800       0.6
                        --------------------------------------------------------------------------------------------------------
                        Health Care Providers          280,000   CIGNA Corporation                      18,062,800       1.1
                        & Services                     350,000  +DaVita, Inc.                           17,885,000       1.1
                                                       910,000  +Humana Inc.                            14,823,900       0.9
                                                       370,000   Omnicare, Inc.                         15,347,600       1.0
                                                       320,000   Oxford Health Plans, Inc.              17,420,800       1.1
                                                       450,000  +PacifiCare Health Systems, Inc.        16,092,000       1.0
                                                       490,000  +Service Corporation International       3,621,100       0.2
                        --------------------------------------------------------------------------------------------------------
                        Pharmaceuticals                150,000   Johnson & Johnson                       8,104,500       0.5
                                                       750,000   Pfizer, Inc.                           26,820,000       1.7
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Health Care                     231,653,500      14.5
================================================================================================================================
Industrials             Air Freight & Logistics        100,000   Ryder System, Inc.                      3,679,000       0.2
                        --------------------------------------------------------------------------------------------------------
                        Commercial Services            250,000  +Career Education Corporation           16,000,000       1.0
                        & Supplies                     820,000   Cendant Corporation                    19,417,600       1.2
                                                       330,000   H&R Block, Inc.                        14,886,300       0.9
                                                       200,000  +University of Phoenix Online           17,412,000       1.1
                        --------------------------------------------------------------------------------------------------------
                        Electrical Equipment           520,000   Rockwell Automation, Inc.              16,998,800       1.1
                        --------------------------------------------------------------------------------------------------------
                        Industrial Conglomerates     1,000,000   General Electric Company               29,950,000       1.9
                                                       150,000   Textron, Inc.                           8,277,000       0.5
                        --------------------------------------------------------------------------------------------------------
                        Machinery                      270,000   Cummins Engine Company, Inc.           16,148,700       1.0
                        --------------------------------------------------------------------------------------------------------
                        Road & Rail                    760,000   Norfolk Southern Corporation           18,103,200       1.2
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Industrials                     160,872,600      10.1
================================================================================================================================
Information Technology  Communications Equipment     1,130,000  +Avaya Inc.                             15,458,400       1.0
                                                     1,720,000  +Cisco Systems, Inc.                    35,896,400       2.2
                                                     1,430,000  +Corning Incorporated                   15,772,900       1.0
                                                       670,000  +Foundry Networks, Inc.                  7,571,000       0.5
                                                       580,000  +Juniper Networks, Inc.                 12,690,400       0.8
                                                     5,380,000  +Lucent Technologies Inc.               18,130,600       1.1
                                                     1,220,000   Motorola, Inc.                         22,265,000       1.4
                                                       280,000   QUALCOMM Incorporated                  17,488,800       1.1
                        --------------------------------------------------------------------------------------------------------
                        Computers & Peripherals         70,000   International Business Machines
                                                                 Corporation                             6,171,900       0.4
                                                       370,000  +NCR Corporation                        16,535,300       1.0
                                                       530,000  +SanDisk Corporation                    12,248,300       0.8
                        --------------------------------------------------------------------------------------------------------
                        Electronic Equipment           470,000  +Arrow Electronics, Inc.                11,881,600       0.7
                        & Instruments                  530,000  +Avnet, Inc.                            11,469,200       0.7
                                                       390,000  +Ingram Micro Inc. (Class A)             4,660,500       0.3
                                                       340,000   PerkinElmer, Inc.                       6,545,000       0.4
                                                       170,000  +Waters Corporation                      7,335,500       0.5
                        --------------------------------------------------------------------------------------------------------
                        Information Technology         240,000  +Cognizant Technology Solutions
                        Services                                 Corporation                            10,382,400       0.7
                                                       360,000  +Computer Sciences Corporation          14,727,600       0.9
                        --------------------------------------------------------------------------------------------------------
                        Office Electronics           1,350,000  +Xerox Corporation                      18,130,500       1.1
                        --------------------------------------------------------------------------------------------------------
                        Semiconductors &             1,160,000  +Advanced Micro Devices, Inc.           16,495,200       1.0
                        Semiconductor Equipment        970,000  +Amkor Technology, Inc.                  7,837,600       0.5
                                                     2,710,000  +Atmel Corporation                      15,826,400       1.0
                                                       770,000  +Cypress Semiconductor Corporation      10,756,900       0.7
                                                       810,000  +Fairchild Semiconductor
                                                                 Corporation                            15,770,700       1.0
                                                       400,000   Intel Corporation                      10,292,000       0.6


20         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

                                                                                                          Value       Percent of
Sector                  Industry++                 Shares Held   Common Stocks                     (in U.S. dollars)  Net Assets
================================================================================================================================
Information Technology  Software                       510,000   Autodesk, Inc.                     $   17,085,000       1.1%
(concluded)                                            750,000   Microsoft Corporation                  19,477,500       1.2
                                                     1,210,000  +Novell, Inc.                           11,664,400       0.7
                                                       100,000  +Symantec Corporation                    4,505,000       0.3
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Information Technology          395,072,000      24.7
================================================================================================================================
Materials               Chemicals                      180,000   E.I. du Pont de Nemours and
                                                                 Company                                 7,731,000       0.5
                                                       400,000   Eastman Chemical Company               17,028,000       1.1
                        --------------------------------------------------------------------------------------------------------
                        Containers & Packaging          60,000   Ball Corporation                        3,960,000       0.2
                        --------------------------------------------------------------------------------------------------------
                        Metals & Mining                 30,000  +Phelps Dodge Corporation                1,974,900       0.1
                        --------------------------------------------------------------------------------------------------------
                        Paper & Forest Products        500,000   Georgia-Pacific Corporation            17,550,000       1.1
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Materials                        48,243,900       3.0
================================================================================================================================
Telecommunication       Wireless                       670,000  +Nextel Communications, Inc.
Services                Telecommunication                        (Class A)                              15,986,200       1.0
                        Services
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Telecommunication Services       15,986,200       1.0
================================================================================================================================
Utilities               Electric Utilities             220,000   Alliant Energy Corporation              5,469,200       0.4
                                                       780,000   Edison International                   18,252,000       1.2
                                                       360,000   Northeast Utilities                     6,606,000       0.4
                                                       520,000   TXU Corporation                        17,752,800       1.1
                        --------------------------------------------------------------------------------------------------------
                        Multi-Utilities              3,380,000  +Dynegy Inc. (Class A)                  13,384,800       0.8
                        & Unregulated Power          1,260,000   The Williams Companies, Inc.           12,978,000       0.8
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Utilities                        74,442,800       4.7
                        ========================================================================================================
                                                                 Total Common Stocks
                                                                 (Cost--$1,388,915,567)              1,593,987,540      99.9
                        ========================================================================================================

                                          Beneficial Interest/
                                                   Shares Held   Short-Term Securities
================================================================================================================================
                                                  $  4,334,191   Merrill Lynch Liquidity Series,
                                                                 LLC Cash Sweep Series I (a)             4,334,191       0.2
                                                  $162,608,925   Merrill Lynch Liquidity Series,
                                                                 LLC Money Market Series (a)(b)        162,608,925      10.2
                                                    54,202,975   Merrill Lynch Premier
                                                                 Institutional Fund (a)(b)              54,202,975       3.4
                        --------------------------------------------------------------------------------------------------------
                                                                 Total Short-Term Securities
                                                                 (Cost--$221,146,091)                  221,146,091      13.8
================================================================================================================================
                        Total Investments (Cost--$1,610,061,658)                                     1,815,133,631     113.7

                        Liabilities in Excess of Other Assets                                         (218,916,304)    (13.7)
                                                                                                    ------------------------
                        Net Assets                                                                  $1,596,217,327     100.0%
                                                                                                    ========================

+     Non-income producing security.
++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                      Interest/
                                                      Net             Dividend
      Affiliate                                    Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                      $   2,620,563      $      28,829

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                      $(101,704,048)     $     115,789

      Merrill Lynch Premier
       Institutional Fund                         (33,901,349)     $      19,601
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             21

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities              Master Large Cap Core Portfolio

As of April 30, 2004
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $206,105,622) (identified
                        cost--$1,388,915,567) ...........................................                        $ 1,593,987,540
                       Investments in affiliated securities, at value (identified
                        cost--$221,146,091) .............................................                            221,146,091
                       Receivables:
                          Securities sold ...............................................    $    19,161,431
                          Contributions .................................................          4,226,174
                          Dividends .....................................................          2,025,650
                          Securities lending--net .......................................             31,509
                          Interest from affiliates ......................................              8,005          25,452,769
                                                                                             ---------------
                       Prepaid expenses .................................................                                 14,213
                                                                                                                 ---------------
                       Total assets .....................................................                          1,840,600,613
                                                                                                                 ---------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ........................                            216,811,900
                       Payables:
                          Securities purchased ..........................................         23,779,167
                          Withdrawals ...................................................          2,246,730
                          Investment adviser ............................................            765,461
                          Custodian bank ................................................            741,893
                          Other affiliates ..............................................             10,829          27,544,080
                                                                                             ---------------
                       Accrued expenses .................................................                                 27,306
                                                                                                                 ---------------
                       Total liabilities ................................................                            244,383,286
                                                                                                                 ---------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets .......................................................                        $ 1,596,217,327
                                                                                                                 ===============
================================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ...............................................                        $ 1,391,145,354
                       Unrealized appreciation on investments--net ......................                            205,071,973
                                                                                                                 ---------------
                       Net Assets .......................................................                        $ 1,596,217,327
                                                                                                                 ===============

      See Notes to Financial Statements.


22         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Statement of Operations                          Master Large Cap Core Portfolio

For the Six Months Ended April 30, 2004
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
                       Dividends ........................................................                        $     8,177,429
                       Securities lending--net ..........................................                                135,390
                       Interest from affiliates .........................................                                 28,829
                                                                                                                 ---------------
                       Total income .....................................................                              8,341,648
                                                                                                                 ---------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $     3,786,382
                       Accounting services ..............................................            193,551
                       Custodian fees ...................................................             86,080
                       Professional fees ................................................             28,263
                       Trustees' fees and expenses ......................................             23,130
                       Printing and shareholder reports .................................              1,255
                       Pricing fees .....................................................                482
                       Other ............................................................             12,466
                                                                                             ---------------
                       Total expenses ...................................................                              4,131,609
                                                                                                                 ---------------
                       Investment income--net ...........................................                              4,210,039
                                                                                                                 ---------------
================================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
--------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ................................                            114,314,626
                       Change in unrealized appreciation on investments--net ............                            (63,824,932)
                                                                                                                 ---------------
                       Total realized and unrealized gain on investments--net ...........                             50,489,694
                                                                                                                 ---------------
                       Net Increase in Net Assets Resulting from Operations .............                        $    54,699,733
                                                                                                                 ===============

      See Notes to Financial Statements.


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             23

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets              Master Large Cap Core Portfolio

                                                                                                For the Six          For the
                                                                                               Months Ended        Year Ended
                                                                                                 April 30,         October 31,
Increase (Decrease) in Net Assets:                                                                 2004               2003
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................    $     4,210,039     $     5,286,197
                       Realized gain on investments--net ................................        114,314,626           7,803,027
                       Change in unrealized appreciation/depreciation on investments--net        (63,824,932)        269,979,638
                                                                                             -----------------------------------
                       Net increase in net assets resulting from operations .............         54,699,733         283,068,862
                                                                                             -----------------------------------
================================================================================================================================
Capital Transactions
--------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ......................................        258,054,571         689,136,997
                       Fair value of withdrawals ........................................       (170,645,853)       (391,800,931)
                                                                                             -----------------------------------
                       Net increase in net assets derived from capital transactions .....         87,408,718         297,336,066
                                                                                             -----------------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .....................................        142,108,451         580,404,928
                       Beginning of period ..............................................      1,454,108,876         873,703,948
                                                                                             -----------------------------------
                       End of period ....................................................    $ 1,596,217,327     $ 1,454,108,876
                                                                                             ===================================

      See Notes to Financial Statements.


24         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Financial Highlights                             Master Large Cap Core Portfolio

                                                                                                                     For the
                                                                                                                     Period
                                                             For the Six          For the Year Ended                Dec. 22,
                                                            Months Ended              October 31,                   1999+ to
The following ratios have been derived from information       April 30, --------------------------------------      Oct. 31,
provided in the financial statements.                           2004         2003          2002        2001           2000
============================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------
                       Total investment return ......          4.36%++       25.11%        (8.13%)          --            --
                                                         ===================================================================
============================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement           .52%*          .54%          .57%          .67%         1.09%*
                                                         ===================================================================
                       Expenses .....................           .52%*          .54%          .57%          .67%         1.17%*
                                                         ===================================================================
                       Investment income (loss)--net            .53%*          .48%          .83%          .59%         (.20%)*
                                                         ===================================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ..............    $1,596,217     $1,454,109    $  873,704    $  412,836    $  186,265
                                                         ===================================================================
                       Portfolio turnover ...........         57.27%        138.73%       150.18%       162.28%        79.18%
                                                         ===================================================================

*     Annualized.
** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             25

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                    Master Large Cap Core Portfolio

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Portfolio. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Portfolio. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Portfolio's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Portfolio.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Portfolio's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Portfolio's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for


26         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Notes to Financial Statements (continued)        Master Large Cap Core Portfolio

      delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             27

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)        Master Large Cap Core Portfolio

collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- The Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft that resulted from a failed trade.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays based upon the average daily value of the Portfolio's net assets at an annual rate of .50% of the average daily net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of April 30, 2004, the Portfolio lent securities with a value of $4,099,344 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended April 30, 2004, MLIM, LLC received $58,470 in securities lending agent fees.

In addition, MLPF&S received $5,400 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended April 30, 2004.

For the six months ended April 30, 2004, the Portfolio reimbursed FAM $15,036 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $986,479,714 and $896,409,695, respectively.

Net realized gains for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                  Gains             Appreciation
--------------------------------------------------------------------------------
Long-term investments ..............          $114,314,626          $205,071,973
                                              ----------------------------------
Total ..............................          $114,314,626          $205,071,973
                                              ==================================

As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $186,210,330, of which $242,966,618 related to appreciated securities and $56,756,288 related to depreciated securities. At April 30, 2004, the aggregate cost of investments for Federal income tax purposes was $1,628,923,301.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the


28         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Notes to Financial Statements (concluded)        Master Large Cap Core Portfolio

Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the six months ended April 30, 2004.

Portfolio Information As of April 30, 2004

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Citigroup Inc. .....................................................      2.3%
Cisco Systems, Inc. ................................................      2.2
General Electric Company ...........................................      1.9
Pfizer, Inc. .......................................................      1.7
Exxon Mobil Corporation ............................................      1.7
J.P. Morgan Chase & Co. ............................................      1.6
Motorola, Inc. .....................................................      1.4
Genentech, Inc. ....................................................      1.2
Microsoft Corporation ..............................................      1.2
Cendant Corporation ................................................      1.2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Equity Industries*                                       Net Assets
--------------------------------------------------------------------------------
Communications Equipment ...........................................      9.1%
Household Durables .................................................      8.8
Health Care Providers & Services ...................................      6.4
Semiconductors & Semiconductor Equipment ...........................      4.8
Capital Markets ....................................................      4.3
--------------------------------------------------------------------------------

* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             29

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees

Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Stephen B. Swensrud, Director/Trustee
Robert C. Doll, Jr., Senior Vice President and
  Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


30         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2004             31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Large Cap Core Fund of
Merrill Lynch Large Cap Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                #CAPCORE -- 4/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust

      By: /s/ Terry K. Glenn
          -----------------------
          Terry K. Glenn,
          President of
          Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust

      Date: June 18, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By:  /s/ Terry K. Glenn
          -----------------------
           Terry K. Glenn,
           President of
           Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust

      Date: June 18, 2004


      By: /s/ Donald C. Burke
          -----------------------
          Donald C. Burke,
          Chief Financial Officer of
          Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust

      Date: June 18, 2004